Exhibit 99.9

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
January 31, 1999



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.2585%



        Excess Protection Level
          3 Month Average  5.69%
          January, 1999  5.65%
          December, 1998  5.75%
          November, 1998  5.66%


        Cash Yield                                  18.21%


        Investor Charge Offs                        4.95%


        Base Rate                                   7.61%


        Over 35 Day Delinquency                     5.29%


        Seller's Interest                           8.19%


        Total Payment Rate                          14.12%


        Total Principal Balance                     $40,086,865,639.98


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,284,946,121.49